UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 5, 2010
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor, New York, New York 10036

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Base Salaries

Effective on March 5, 2010, based on Warren Resources, Inc.’s (the “Company’s”) Compensation Committee’s assessment of certain executive officers’ performance, fiscal 2010 base salaries were set for our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and one additional named executive officer in the Company’s 2009 Proxy Statement (the “NEOs”) as follows: :

Name	Title	Base Salary
Norman F. Swanton	Chairman and Chief Executive Officer	$590,206
Timothy A. Larkin	Executive Vice President and CFO	$324,613
Kenneth A. Gobble	Senior Vice President — E&P	$264,698

Incentive Restricted Stock Bonuses Awards

Based on the Compensation Committee’s assessment of 2009 performance, grants of incentive restricted stock awards, effective as of March 5, 2010, were made to substantially all management and employees of the Company and its subsidiaries, including certain of the NEO’s in the Company’s 2009 Proxy Statement. These restricted stock grants were made pursuant to  the Warren Resources, Inc. 2001 Stock Incentive Plan (the “2001 Plan”), which was approved by the Company’s stockholders in 2001. On March 5, 2010, certain employees and officers received restricted stock units (“Stock Bonus Awards”) as a bonus in recognition of 2009 performance, which award is intended to link and reward the grantee’s compensation to the Company’s performance.

Our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and one additional NEO named in our 2009 Proxy Statement received Stock Bonus Awards as follows: Norman F. Swanton — 108,544 shares; Timothy A. Larkin — 52,449 shares; and Kenneth G. Gobble — 18,916 shares. All such Stock Bonus Awards vest 25% on March 9, 2010, 25% on June 10, 2010; 25% on September 10, 2010 and 25% on December 10, 2010.

The Company will provide additional information regarding the 2010 compensation and the stock options awards granted to the NEOs in our Proxy Statement for the 2010 Annual Meeting of Stockholders, which we will file in April 2010. The form of award agreements for the 2009 Stock Bonus Awards is attached as Exhibits 10.1.

Annual 2010 Grants of Stock Options Awards

Based on the Compensation Committee’s assessment of certain executive officers’ performance, grants of non-qualified options to purchase shares of the Company’s common stock under the Warren Resources, Inc. 2001 Key Employee Stock Incentive Plan were made on March 5, 2010 to our Chairman and Chief Executive Officer, our Executive Vice President and Chief Financial Officer and one additional NEO named in our 2009 Proxy Statement as follows: Norman F. Swanton — 250,000 shares; Timothy A. Larkin — 160,000 shares; and Kenneth G. Gobble — 85,000 shares. Such stock options have a five-year term and have an exercise price equal to $2.42, which was the closing price per share of the Company’s common stock on March 4, 2010, such date being two business days after time of the Company’s press release for its financial and operating results for the fourth quarter and full-year 2009. The options granted vest in increments over a period of three years as follows: 1/3rd on the first anniversary of the grant date; an additional 1/3rd vest on the second anniversary of the grant date; and the final 1/3rd vest on the third anniversary of the grant date. The Company will provide additional information regarding the 2010 compensation and the stock options awards granted to the NEOs in our Proxy Statement for the 2010 Annual Meeting of Stockholders, which we will file in April 2010.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement dated March 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 2010

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ David E. Fleming
David E. Fleming
Senior Vice President, General Counsel and Secretary